Note 6 - Derivative Financial Instruments - Change in Accumulated Other Comprehensive Income (Loss), Net of Tax (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2025	Mar. 31, 2024
Balance		$ 127,475	$ 115,432
Net current period other comprehensive income		0	317
Balance		132,425	127,475
Accumulated Gain (Loss), Net, Cash Flow Hedge, Parent [Member]
Balance		$ 0	(317)
Other comprehensive loss, net of income, before reclassification			0
Total loss reclassified from AOCI (1)	[1]		317
Net current period other comprehensive income			317
Balance			$ 0

[1]	The loss reclassified from AOCI is presented net of taxes of approximately $0.1 million which are included in provision for (benefit from) income taxes on the Company's Consolidated Statement of Operations for the fiscal year ended March 31, 2024.